REAFFIRMATION AND RATIFICATION AGREEMENT


                                                              May 2, 2006
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

      Reference is made to the (a) Amended and Restated Security Agreement, dated as of May 2, 2006 between Pacific CMA, Inc., a Delaware corporation (the "Company"), Pacific CMA International, LLC, a Colorado limited liability company ("International"), Airgate International Corporation, a New York corporation ("Airgate"), Airgate International Corporation (Chicago), an Illinois corporation ("Airgate Chicago"), and Paradigm International, Inc., a Florida corporation ("Paradigm", and together with International, Airgate and Airgate Chicago, the "Subsidiaries") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Security Agreement"),] (b) Stock Pledge Agreement dated as of July 29, 2005 made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement") (the Security Agreement and the Stock Pledge Agreement, collectively, the "Existing Security and Guaranty Agreements").

      To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Secured Convertible Note, dated the date hereof, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "New Laurus Convertible Note"), (ii) the Revolving Note referred to in the Security Agreement (as amended, modified or supplemented from time to time, the "New Laurus Revolving Note"), (iii) the Ancillary Agreements referred to in, and defined in, the Security Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the "New Laurus Agreements, the Company and each Subsidiary hereby:

            (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the New Laurus Agreements and the documents, instruments and agreements entered into in connection therewith;

            (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company and each Subsidiary under each of the New Laurus Agreements are (i) "Indebtedness" under, and as defined in, the Stock Pledge Agreement and (i) "Obligations" under, and as defined in the Security Agreement;

            (c) acknowledges, ratifies and confirms that each of the New Laurus Agreements are "Documents" under, and as defined in, each of the Security Agreement and the Stock Pledge Agreement;

            (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the New Laurus Agreements;

            (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement; and

            (f) acknowledges, ratifies and confirms the grant by the Company, and each Subsidiary to Laurus of a security interest in the assets of (including the equity interests owned by) the Company and each Subsidiary, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements.

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



     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                          Very truly yours,

                                          PACIFIC CMA, INC.


                                          By: /s/ Alfred Lam
                                              ----------------------------------
                                          Name: Alfred Lam
                                          Title: Chairman/CEO
                                          Address:



                                          PACIFIC CMA INTERNATIONAL, LLC


                                          By: /s/ Alfred Lam
                                              ----------------------------------
                                          Name: Alfred Lam
                                          Title: Chairman/CEO
                                          Address:



                                          AIRGATE INTERNATIONAL CORPORATION


                                          By: /s/ Alfred Lam
                                              ----------------------------------
                                          Name: Alfred Lam
                                          Title: Chairman/CEO
                                          Address:


                                          AIRGATE INTERNATIONAL CORPORATION
                                         (CHICAGO)


                                          By: /s/ Alfred Lam
                                              ----------------------------------
                                          Name: Alfred Lam
                                          Title: Chairman/CEO
                                          Address:


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

                                          PARADIGM INTERNATIONAL, INC.

                                          By: /s/ Alfred Lam
                                              ----------------------------------

                                          Name: Alfred Lam
                                          Title: Chairman/CEO
                                          Address:



Acknowledged and Agreed to by:


LAURUS MASTER FUND, LTD.


By: /s/ David Grin
   ---------------------------
     Name: David Grin
     Title: Director





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